Tortoise Midstream Energy Fund
SCHEDULE OF INVESTMENTS (Unaudited)

	August 31, 2023

	Shares	Fair Value
Common Stock - 97.2% (1)
Canada Crude Oil Pipelines - 9.5% (1)
Enbridge, Inc.	294,443	$10,329,060
Pembina Pipeline Corp.	357,431	11,108,956
		21,438,016
Canada Natural Gas/Natural Gas Liquids Pipelines - 2.8% (1)
TC Energy Corp.	171,139	6,181,541
United States Crude Oil Pipelines - 9.4% (1)
Plains GP Holdings LP	1,315,066	21,093,659
United States Natural Gas Gathering/Processing - 7.0% (1)
EnLink Midstream LLC	640,292	7,965,232
Hess Midstream Partners LP	234,934	6,789,593
Kinetik Holdings, Inc.	27,692	972,266
		15,727,091
United States Natural Gas/Natural Gas Liquids Pipelines - 56.9% (1)
Cheniere Energy, Inc.	80,741	13,176,931
DT Midstream, Inc.	250,211	13,083,533
Excelerate Energy, Inc.	70,562	1,312,453
Kinder Morgan, Inc.	1,303,512	22,446,477
New Fortress Energy, Inc.	109,719	3,405,678
NextDecade Corp. (2)	228,576	1,387,456
ONEOK, Inc.	191,750	12,502,100
Targa Resources Corp.	365,530	31,526,962
The Williams Companies, Inc.	849,305	29,326,502
		128,168,092
United States Renewables and Power Infrastructure - 11.6% (1)
Atlantica Sustainable Infrastructure Plc	222,743	5,000,581
Clearway Energy, Inc.	356,108	8,820,795
NextEra Energy Partners LP	248,014	12,370,938
		26,192,314
Total Common Stock
(Cost $219,772,892)		218,800,713

Master Limited Partnerships - 27.6% (1)
United States Natural Gas Gathering/Processing - 4.8% (1)
Crestwood Equity Partners LP	103,306	2,954,552
Western Midstream Partners LP	298,724	7,972,943
		10,927,495
United States Natural Gas/Natural Gas Liquids Pipelines - 12.2% (1)
Energy Transfer LP	1,019,748	13,736,006
Enterprise Products Partners LP	514,325	13,686,188
		27,422,194
United States Refined Product Pipelines - 10.6% (1)
Magellan Midstream Partners LP	203,006	13,483,658
MPLX LP	297,246	10,370,913
		23,854,571
Total Master Limited Partnerships
(Cost $43,456,532)		62,204,260

Preferred Stock - 2.2% (1)
United States Natural Gas Gathering/Processing - 1.4% (1)
EnLink Midstream Partners	34,000	3,017,361
United States Renewables and Power Infrastructure - 0.8% (1)
NextEra Energy, Inc.	39,095	1,783,123
Total Preferred Stock
(Cost $5,300,017)		4,800,484

Money Market Fund - 0.1% (1)
United States Investment Company - 0.1% (1)
First American Government Obligations Fund, Class X, 5.247% (3)
(Cost $328,520)	328,520	328,520

Total Investments - 127.1% (1)
(Cost $268,857,961)		286,133,977
Liabilities in Excess of Other Assets - (0.1)% (1)		(318,281)
Credit Facility Borrowings - (5.6)% (1)		(12,700,000)
Senior Notes - (14.3)% (1)		(32,149,733)
Mandatory Redeemable Preferred Stock at Liquidation Value - (7.1)% (1)		(15,870,450)
Total Net Assets Applicable to Common Stockholders - 100.0% (1)		$225,095,513

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	Rate indicated is the current yield as of August 31, 2023.

Summary of Fair Value Exposure

The Fund has adopted fair value accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liablities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Municipal Bonds —Municipal bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most municipal bonds are categorized in Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures established by the Advisor and the appointed Valuation Designee. The Valuation Designee is subject to board oversight and certain reporting and other requirements designed to facilitate the board’s ability to effectively oversee the Valuation Designee’s Fair Value determinations. The Advisor will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures by the Fund’s Valuation Designee.

When fair value pricing is employed, security prices that the Fund uses to calculate its NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) than the price of the security quoted or published by others, the value when trading resumes, and/or the value realized upon the security’s sale. Therefore, if a shareholder purchases or redeems Fund shares when the Fund holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund were using market value pricing.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of August 31, 2023:

	Level 1	Level 2	Level 3	Total
Common Stock (a)	$218,800,713	$-	$-	$218,800,713
Master Limited Partnerships (a)	62,204,260	-	-	62,204,260
Preferred Stock (a)	1,783,123	3,017,361	-	4,800,484
Money Market Fund (b)	328,520	-	-	328,520
Total Investments	$283,116,616	$3,017,361	$-	$286,133,977

(a) All other industry classifications are identified in the Schedule of Investments.
(b) Short-term investment is a sweep investment for cash balances.